SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 11, 2013

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut		06516
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On December 9, 2013, NanoViricides, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Meeting”). Of the 49,841,075 shares of common stock entitled to vote at the Meeting, 41,548,899 shares of common stock were present in person or by proxy and entitled to vote and 2,857,000 shares of Series A Convertible Preferred Stock were present in person or by proxy and entitled to vote, representing approximately 89% of the Company’s outstanding voting capital stock.

(b) At the Meeting, the Company’s stockholders: (i) re-elected Eugene Seymour, as director of Class II for a two-year term expiring at the 2015 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal; (ii) voted, on an advisory basis, on the compensation of the Company’s named executive officers; (iii) voted, on an advisory basis, on a three year frequency to approve the compensation of the Company’s named executive officers; (iv) ratified the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 22, 2013.

The voting results for each proposal are set forth below:

Proposal 1 – To re-elect Eugene Seymour as director of Class II for a two-year term expiring at the 2015 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
44,255,977	0	281,490	22,738,718

Proposal 2 – Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,086,009	229,312	207,860	22,738,718

Proposal 3 – Advisory vote on a three year frequency to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,319,754	3,063,582	154,131	0

Proposal 4- To ratify the appointment of Li & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
52,339,707	330,249	563,497	0

Item 7.01	Regulation FD Disclosure.

On December 10, 2013, the Company issued a press release announcing the results of its 2013 Annual Meeting of Stockholders.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 10, 2013.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 13, 2013	By:	/s/ Eugene Seymour, MD
Name: Eugene Seymour Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated December 10, 2013.